UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 9, 2008

Live Nation, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

9348 Civic Center Drive, Beverly Hills, California		90210
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	310-867-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2008, the board of directors (the "Board") of Live Nation, Inc. (the "Company") amended and restated the Company’s Bylaws (the "Bylaws"), including changes to Article II, Article IV and Article V of the Bylaws. Certain changes were made to Section 2.1 of the Bylaws to allow meeting notices to be delivered to stockholders electronically and to Section 4.9 of the Bylaws to allow any assistant secretary of the Company to affix and attest the seal of the Company. In addition, Section 5.4 of the Bylaws was added to provide that the Company be entitled to treat the holder of record of any share or shares as the holder in fact.

The principal changes made to the Bylaws were to the advance notice provisions regarding stockholder business other than director nominations contained in Section 2.8 of the Bylaws and advance notice provisions regarding director nominations contained in Section 2.9 of the Bylaws. Such changes to the advance notice provisions include the following:

Notice of Stockholder Business

• At an annual meeting of stockholders, only such business that has been properly brought before the meeting shall be conducted.

• To be properly brought before the annual meeting, the business must be: (a) pursuant to the Company’s proxy materials with respect to the meeting; (b) by or at the direction of the Board; or (c) by a stockholder of the Company who is a stockholder of record at the time of giving notice and is a stockholder of record on the record date for the meeting and who otherwise timely complies with the notice procedures set forth in Section 2.8 of the Bylaws.

• To be timely, the stockholder’s notice must be received by the Company’s corporate secretary not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting was held in the prior year or the annual meeting is advanced more than 30 days prior to or delayed more than 30 days after the one-year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must be received by the Company’s corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which a public announcement (as defined in the Bylaws) of the date of the annual meeting is first made.

• An adjournment or postponement of the annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice described above.

• To be in proper form, the stockholder’s notice must provide the information prescribed in Section 2.8(C) of the Bylaws, including: (a) the name and address of the stockholder and any Proposing Person (as defined in the Bylaws); (b) the class or series and number of shares held of record or beneficially owned by the stockholder and Proposing Person and any derivative positions held by the stockholder and any Proposing Person; (c) whether and the extent to which any hedging transaction or other transaction has been entered into for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the stockholder or any Proposing Person; (d) any material interest of the stockholder or any Proposing Person in such business; and (e) a brief description of the business intended to be brought and the reasons for such business. The notice must be further supplemented and updated so that the information required to be provided is true and correct as of the record date and as of the date that is 10 days prior to the meeting.

Notice of Nominations to Directors

• To be properly brought before the annual meeting, nominations of stockholders must be brought: (a) by or at the direction of the Board; or (b) by a stockholder of the Company who was a stockholder of record at the time of giving notice and was a stockholder of record on the record date for the meeting and who complies with the notice procedures set forth in Section 2.9 of the Bylaws and the timing provisions described in the third bullet under "Notice of Stockholder Business" above.

• To be in proper form, the stockholder’s notice for a director nomination must provide as to each nominee by the stockholder: (a) the name and address of the nominee; (b) the class and number of shares beneficially owned by the nominee and any derivative positions held by the nominee; (c) whether and the extent to which any hedging or other transaction has been entered into by or on behalf of the nominee for the purpose of mitigating loss or to manage the risk or benefit of share price changes, or to increase or decrease the voting power of the nominee; (d) a description of all arrangements or understandings between the stockholder and the nominee and any other person(s) pursuant to which nominations are made by the stockholder; (e) any other information required to be disclosed in proxy solicitations for the election of directors under Section 14 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"); and (f) the information required in clauses (a) through (d) in the fifth bullet under "Notice of Stockholder Business" above. The notice must be further supplemented and updated so that the information required to be provided is true and correct as of the record date and as of the date that is 10 days prior to the meeting.

• The corporation may require any proposed nominee to furnish such additional information as may be required by the Company to determine the eligibility of such nominee to serve as an independent director or that could be material to a reasonable investor’s understanding of the independence, or lack thereof, of the nominee. In the absence of furnishing such requested information, the stockholder’s notice shall not be considered in proper form.

• Nominations of persons for election to the Board may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company’s notice of meeting only: (a) by or at the direction of the Board; or (b) by any stockholder of the Company who is a stockholder of record at the time of giving notice, who is entitled to vote at the special meeting, who complies with the notice procedures set forth in Section 2.9(C) of the Bylaws and who provides the information described in the second and third bullets under "Notice of Nominations of Directors" above.

Prior to the amendment, the advance notice provisions of the Bylaws provided that: To be properly brought before an annual meeting or special meeting, nominations for the election of director or other business must have been: (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board; (b) otherwise properly brought before the meeting by or at the direction of the Board; or (c) otherwise properly brought before the meeting by a stockholder. For such nominations or other business to have been considered properly brought before the meeting by a stockholder, such stockholder must have given timely written notice and in proper form of his intent to bring such business before such meeting. To be timely, such stockholder’s notice must have been delivered to or mailed and received by the secretary of the Company not later than the 90th day nor earlier than the 120th day before the one-year anniversary of the preceding year’s annual meeting; provided, however, that if no annual meeting had been held in the prior year or the annual meeting had been advanced more than 30 days prior to or delayed more than 30 days after the one-year anniversary of the prior year’s annual meeting, then for notice to be timely, the notice must have been received by the Company’s corporate secretary not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which a public announcement (as defined in the Bylaws) of the date of the annual meeting had been first made. To be in proper form, a stockholder’s notice to the secretary shall have set forth: (i) as to each proposed nominee, all information required by the Exchange Act to be disclosed in proxy solicitations for the election of directors; (ii) as to any other business, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest the stockholder has in the business; and (iii) the name and address of the stockholder and the class and number of shares beneficially owned by the stockholder. The chairman of the meeting may have refused to acknowledge the nomination of any person or the proposal of any business not made in compliance with the foregoing procedure.

The foregoing summary is qualified in its entirety by the text of the Bylaws of the Company, as amended and restated on September 9, 2008, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The information in the Exhibit Index of this Current Report on Form 8-K is incorporated into this Item 9.01(d) by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation, Inc.

September 15, 2008	By:	Brian Capo

Name: Brian Capo
Title: Senior Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Live Nation, Inc. dated September 9, 2008